Page  2  of  2
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 2, 2004

                                 Date of Report
                        (Date of earliest event reported)

                       NEW BRUNSWICK SCIENTIFIC CO., INC.

               (Exact Name of Registrant as Specified in Charter)

     NEW  JERSEY                    0-6994                         22-1630072

  (State  or  Other  Jurisdiction  of          (Commission  File  Number)
(IRS  Employer  Identification  No.)
     Incorporation)


          44  TALMADGE  ROAD,  EDISON,  NJ                         08818-4005
       (Address  of  Principal  Executive Offices)                    (ZIP Code)


          Registrant's  telephone  number,  including area code:  (732) 287-1200

          (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  8.01  OTHER  EVENTS


     The  following  information  is  furnished  pursuant  to  Item 8.01, "Other
Events":



The Company has settled previously disclosed claims of the U.S. Department of Commerce with respect to alleged failures to comply with certain export control requirements in connection with certain equipment sales to Asia. The Company, without admitting or denying the alleged non-compliance, paid a civil penalty of $51,000, all of which amount has previously been reserved by the Company.



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

Date:  September  2,  2004                         By:     /s/Samuel  Eichenbaum

                                        Samuel  Eichenbaum
                                        Vice  President,  Finance  and
                                        Chief  Financial  Officer